Exhibit 10.1

[***] – Indicates confidential information. Confidential treatment requested.

Portion omitted filed separately with the Securities and Exchange Commission.

NINTH AMENDMENT TO THE

YOPLAIT MANUFACTURING AND DISTRIBUTION LICENSE AGREEMENT

Between the undersigned :

SODIMA (hereinafter referred to as « SODIMA »), a private limited company incorporated under the laws of France (Société par Actions Simplifiée) with a capital of 74.147.940 euros, registered with the Trade and Companies Register in Paris under n° B 440 769 032, with its registerd offices at 170 bis Boulevard du Montparnasse, 75014 Paris France, and its administrative offices at 150 rue Gallieni, 92640 Boulogne-Billancourt France, represented by Mr. Lucien Fa, its chairman, duly authorized for the purpose of this Amendment,

On the one hand,

and

General Mills, Inc. a US Corporation, incorporated in Delaware with its head office located at Number One General Mills, Minneapolis, Minnesota 55426, United States of America (hereinafter referred to as « GMI »), on behalf of itself and all of its more than fifty percent (50%) owned or controlled (directly or indirectly) domestic subsidiaries (hereinafter referred to as « LICENSEE »), , represented by Mr. Robert Waldron, duly authorized for the purpose of this Amendment,

On the other hand,

WHEREAS, « Société de Développements et d’Innovations des Marchés Agricoles et Alimentaires-Sodima-Union de Coopératives Agricoles » and GMI executed on September 9, 1977 a YOPLAIT MANUFACTURING AND DISTRIBUTION LICENSE AGREEMENT (hereinafter referred to as the « Agreement »),

WHEREAS, the rights of « Société de Développements et d’Innovations des Marchés Agricoles et Alimentaires-Sodima-Union de Coopératives Agricoles » in the Agreement have been transferred to SODIMA International SA and then to SODIMA,

WHEREAS, the Agreement provided in the article VI.8 that the Licensee shall not use any of the Trademarks in connection with any other trademarks or trade name not owned by SODIMA and,

WHEREAS, the Licensee now wishes to use the GMI owned trademark [***] (hereinafter referred to as the «GMI Trademark») in connection with the Trademarks in the advertisement and sale of refrigerated yogurts [***] (hereinafter referred to as the «Yogurts»); and

WHEREAS, SODIMA is willing to permit the Licensee to use the GMI Trademark in the advertisement and sale of the Yogurts.

NOW, THEREFORE, in consideration of the promises herein contained, it is agreed as follows :

1. Notwithstanding Article VI.8 of the Agreement, the Licensee may use the GMI Trademark in connection with the Trademarks in the advertisement and sale of the Yogurts so long as the Licensee complies with the other terms of the Agreement.

2. SODIMA acknowledge that GMI owns the GMI Trademark and SODIMA shall not claim any rights therein anywhere in the world.

3. So long as the Agreement continues, the Licensee shall always use the GMI Trademark with the YOPLAIT trademark in the advertisement and sale of the Yogurts. The Licensee will not use the GMI Trademark in connection with any other Products covered by the Agreement without the prior written approval of SODIMA.

4. If the Agreement is ever terminated, the Licensee will either discontinue the use of the GMI Trademark in connection with the advertisement and sale of the Yogurts or pay to SODIMA a royalty as provided for below.

Gross Revenues of the Yogurts	Royalties Rate Percent
sold Using the GMI Trademark	of Gross Revenues
per Licensee Fiscal year
in United States Dollars

[***]

The definition of Gross Revenues and royalty reporting shall be that set forth in the Agreement.

5. This Ninth Amendment shall be effective upon execution by the parties.

6. In the event of termination of the Agreement, this Ninth Amendment shall survive on its own as a binding agreement.

7. All other provisions of the Agreement will remain in full force and effect.

IN WITNESS WHEROF, the parties have caused this Ninth Amendment to be executed in duplicate by their duly authorized representatives.

/s/ Robert F. Waldron	/s/ Lucien Fa
GENERAL MILLS, INC.	SODIMA

By: Robert F. Waldron	By: Lucien Fa
Date: December 3, 2007	Date: 30 November 2007